HIGHLAND FUNDS I

Highland Long/Short Equity Fund

(the “Fund”)

Supplement dated September 29, 2015 to the Summary Prospectus and Prospectus for the Fund, dated October 31, 2014, as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective immediately, Michael McLochlin has been added as a portfolio manager for the Fund.

Portfolio Management

Effective immediately, the sub-section entitled “Portfolio Management” within the summary section of the Prospectus for Highland Long/Short Equity Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
Jonathan Lamensdorf	6 years	Portfolio Manager
Michael McLochlin	Less than 1 year	Portfolio Manager

Portfolio Manager Biographies

Effective immediately, the following paragraph is added to the section entitled “Long/Short Equity Fund” under the heading “Management of the Funds – About the Funds’ Portfolio Managers – Portfolio Manager Biographies” in the Prospectus:

Mr. McLochlin is a portfolio manager for HCMFA’s dedicated equity funds. He has managed the Fund’s portfolio since September 2015. Prior to joining HCMFA in July 2009, Mr. McLochlin spent five years as the Sector Manager responsible for Technology and Telecom at Ranger Investments, an asset management firm with approximately $2 billion in assets under management. Prior to Ranger, Mr. McLochlin spent three years as a Senior Analyst for private equity firms Dubilier & Company and Saunders, Karp & Megrue, where he focused on analyzing, structuring and executing leveraged buyouts of middle market companies. Mr. McLochlin began his career as an investment banking analyst with Morgan Stanley. Mr. McLochlin received an MBA from the University of Texas at Austin and a BA from Princeton University.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE.

HFI-SUP-9/29/15

HIGHLAND FUNDS I

Highland Long/Short Equity Fund

(the “Fund”)

Supplement dated September 29, 2015 to the Statement of Additional Information (“SAI”) for each Fund, dated October 31, 2014, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with the SAI.

Effective immediately, Michael McLochlin has been added as a portfolio manager for the Fund.

Information Regarding Portfolio Managers

Effective immediately, the third paragraph under the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS” beginning on page 45 is deleted in its entirety and replaced with the following:

The portfolio managers of Long/Short Equity Fund are Jonathan Lamensdorf and Michael McLochlin. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

Effectively immediately, the following information supplements the table appearing on page 46 in the section entitled “INFORMATION REGARDING PORTFOLIO MANAGERS”:

Long/Short Equity Fund

As of September 28, 2015, Michael McLochlin managed the following other client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Ownership of Securities

Effective immediately, the first paragraph under the section entitled “Ownership of Securities” on page 48 is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds. This information is provided as of September 28, 2015.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager[1]
Mark Okada	Floating Rate Opportunities Fund	Over $1,000,000
Chris Mawn	Floating Rate Opportunities Fund	$100,001 - $500,000
Jonathan Lamensdorf	Long/Short Equity Fund	Over $1,000,000
Michael McLochlin	Long/Short Equity Fund	$100,001 - $500,000
Michael D. Gregory	Long/Short Healthcare Fund	Over $1,000,000
James D. Dondero	Opportunistic Credit Fund	Over $1,000,000
Trey Parker	Opportunistic Credit Fund	$100,001 - $500,000

1 Messrs. Mawn’s, Gregory’s and Parker’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the respective Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFI-SUP-9/29/15